Exhibit 99.1

News Release 3751 Grissom Parkway, Suite 100 Myrtle Beach, SC 29577
Banking Should Always Be This Easy.	843.626.2265

Contact:	Walt Standish, President and Chief Executive Officer
843.916.7813
Gary Austin, Executive Vice President and Chief Financial Officer
843.916.7806

Beach First National Bancshares, Inc. Announces Third Quarter Earnings

Myrtle Beach, SC, October 27, 2008 – Beach First National Bancshares, Inc. (NASDAQ: BFNB), parent of Beach First National Bank, announced third quarter consolidated net income of $201,415 or $0.04 per diluted share. Year to date consolidated net income totaled $1,421,635 or $0.29 per diluted share.

“Beach First has maintained profitability during one of the most difficult economic periods in recent memory,” said Walt Standish, president and chief executive officer. “The problems that originated in the housing markets late last year created the serious economic challenges we now face, both locally and nationally. The impact of declining real estate values continues to be felt in our Grand Strand and Hilton Head Island markets and we expect business conditions to remain unsettled into 2009.”

Standish added, “We believe that the recent increase in the FDIC insurance limit to $250,000 will be positive for our customers and our markets, serving to boost confidence and stability in the financial system. In addition, Beach First continues to maintain a strong capital position, with regulatory capital ratios well above the established guidelines. We also maintain a loan loss reserve that is above the average for our peer group. These strengths will help us manage through this business cycle,” he said.

Additional Third Quarter Highlights

•	Total deposits grew to $537 million, an increase of 21.9 percent from September 30, 2007.

•	Total portfolio loans grew to $554 million, an 18.9 percent increase over the September 30, 2007 figure.

•	Total assets grew to $673 million, which represents an increase of 17.8 percent from September 30, 2007.

•	Annualized return on average equity was 3.55 percent for the nine months ended September 30, 2008, compared to 14.34 percent for the nine months ended September 30, 2007.

•	Annualized return on average assets was 0.29 percent for the nine months ended September 30, 2008, compared to 1.24 percent for the same period a year ago.

•	The net interest margin was 3.21 percent for the nine months ended September 30, 2008, compared to 4.31 percent for the same period a year ago.

•	Beach First National Bank, on a stand alone basis, had year to date net income of $1,999,203.

•	Book value per share stood at $11.15 per share at September 30, 2008, compared to $10.60 per share at September 30, 2007.

(M O R E)

Beach First Announces Earnings for Third Quarter 2008

Beach First National Bank is a $673 million financial institution headquartered in Myrtle Beach, South Carolina. In addition to its multi-state mortgage lending division, Beach First operates seven banking locations in Myrtle Beach, Surfside Beach, North Myrtle Beach, Pawleys Island, and Hilton Head Island, South Carolina, and offers a full line of banking products and services including NetTeller internet banking.  The company’s stock trades on the NASDAQ National Market under the symbol BFNB and the website is beachfirst.com.

Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective.  Such forward-looking statements are subject to risks, uncertainties, and other factors, such as a downturn in the economy, greater than expected noninterest expenses, excessive loan losses, regulatory actions or changes and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  For a more detailed description of factors that could cause or contribute to such differences, please see our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate.  Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized.  The inclusion of this forward-looking information should not be construed as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Beach First National Bancshares, Inc. and Subsidiaries

Myrtle Beach, South Carolina

Consolidated Balance Sheets

	September 30,		December 31,
	2008	2007	2007
	(unaudited)	(unaudited)	(audited)
Assets
Cash and due from banks	$6,716,033	$5,067,749	$4,992,634
Federal funds sold and short-term investments	9,813,955	359,278	566,044
Investment securities	70,501,563	69,093,920	65,677,993

Portfolio loans, net of unearned	553,485,128	465,394,875	503,432,516
Allowance for loan losses (ALL)	(7,663,434)	(6,397,012)	(6,935,616)
Portfolio loans, net of ALL	545,821,694	458,997,863	496,496,900

Mortgage loans held for sale	5,328,679	6,392,792	6,475,619
Federal Reserve Bank stock	1,014,000	984,000	984,000
Federal Home Loan Bank stock	3,545,100	3,395,300	3,395,300
Premises and equipment, net	15,908,455	15,303,367	15,746,143
Cash value of life insurance	3,641,485	3,522,501	3,554,807
Investment in BFNB Trusts	310,000	310,000	310,000
Other assets	10,297,383	7,958,718	7,788,978
Total assets	$672,898,347	$571,385,488	$605,988,418

Liabilities and shareholders’ equity
Liabilities
Deposits
Noninterest bearing deposits	$33,358,001	$40,317,614	$33,138,936
Interest bearing deposits	503,350,295	399,947,404	431,059,409
Total deposits	536,708,296	440,265,018	464,198,345
Advances from Federal Home Loan Bank	55,000,000	55,000,000	55,000,000
Federal funds purchased and other borrowings	11,537,176	9,281,626	18,288,148
Junior subordinated debentures	10,310,000	10,310,000	10,310,000
Other liabilities	5,341,014	5,202,383	5,613,875
Total liabilities	$618,896,486	$520,059,027	$553,410,368

Shareholders’ equity
Common stock, $1 par value; 10,000,000 shares authorized; 4,845,018 issued and outstanding at September 30, 2008, 4,842,766 at September 30, 2007, and 4,845,018 at December 31, 2007	4,845,018	4,842,766	4,845,018
Paid-in capital	29,508,457	29,110,906	29,494,912
Retained earnings	20,005,060	17,839,719	18,583,425
Accumulated other comprehensive loss	(356,674)	(466,930)	(345,305)
Total shareholders’ equity	54,001,861	51,326,461	52,578,050
Total liabilities and shareholders’ equity	$672,898,347	$571,385,488	$605,988,418

Beach First National Bancshares, Inc. and Subsidiaries

Myrtle Beach, South Carolina

Consolidated Statements of Income

	Nine Months Ended September 30,		Three Months Ended September 30,
	2008	2007	2008	2007
Interest income
Interest and fees on loans	$28,972,905	$30,594,681	$9,508,908	$10,570,132
Investment securities	2,757,353	2,783,588	851,011	934,016
Fed funds sold and short term investments	111,185	289,167	24,300	144,597
Other	13,486	17,905	4,041	6,045
Total interest income	31,854,929	33,685,341	10,388,260	11,654,790
Interest expense
Deposits	14,154,313	13,980,166	4,522,376	4,780,404
Advances from the FHLB, federal funds purchased and other borrowings	2,215,458	2,033,175	735,416	844,873
Junior subordinated debentures	446,256	599,407	134,530	202,424
Total interest expense	16,816,027	16,612,748	5,392,322	5,827,701
Net interest income	15,038,902	17,072,593	4,995,938	5,827,089
Provision for loan losses	2,291,000	950,800	977,000	278,800
Net interest income after provision for loan losses	12,747,902	16,121,793	4,018,938	5,548,289

Noninterest income
Service fees on deposit accounts	261,606	426,979	52,129	148,956
Mortgage production related income	2,707,666	4,207,879	1,043,967	920,076
Merchant income	737,825	517,111	352,996	257,885
Income from cash value life insurance	102,537	114,150	29,954	39,734
Gain on sale of fixed asset	220	5,499	—	719
Gain on sale of investment securities	21,034	—	21,034	—
Other income	771,246	1,019,837	255,193	436,823
Total noninterest income	4,602,134	6,291,455	1,755,273	1,804,193

Noninterest expense
Salaries and wages	5,665,648	5,984,093	1,991,960	1,636,798
Employee benefits	1,245,430	1,230,203	445,577	422,781
Supplies and printing	152,897	150,074	47,981	56,988
Advertising and public relations	426,432	495,967	107,490	178,915
Professional fees	525,943	455,203	186,783	182,379
Depreciation and amortization	842,634	792,982	292,428	270,021
Occupancy	1,190,710	1,331,457	384,468	465,912
Data processing fees	844,434	528,118	207,909	175,056
Mortgage production related expenses	596,794	1,016,369	217,776	199,991
Merchant Processing	685,406	489,920	279,224	209,894
Other operating expenses	2,960,699	1,965,481	1,299,078	722,341
Total noninterest expenses	15,137,027	14,439,867	5,460,674	4,521,076

Income before income taxes	2,213,009	7,973,381	313,537	2,831,406

Income tax expense	791,374	2,840,459	112,122	1,009,300

Net income	$1,421,635	$5,132,922	$201,415	$1,822,106

Basic net income per common share	$0.29	$1.07	$0.04	$0.36
Diluted net income per common share	$0.29	$1.04	$0.04	$0.35
Weighted average common shares outstanding - basic	4,845,018	4,809,546	4,845,018	4,840,145
Weighted average common shares outstanding - diluted	4,904,259	4,942,553	4,877,147	4,939,253

Beach First National Bancshares, Inc. and Subsidiaries

Myrtle Beach, South Carolina

Summary Financial Data

(Unaudited)

	Nine months	Nine months	Three months	Three months
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007

Net Income	$1,421,635	$5,132,922	$201,415	$1,822,106
Average assets	653,756,864	555,682,259	671,223,216	571,924,611
Average equity	53,376,159	47,866,849	53,174,837	49,772,171
Average loans	546,539,465	448,406,531	564,189,563	460,621,948
End of period loans	558,813,807	471,787,667	558,813,807	471,787,667

Return on average assets (annualized)	0.29%	1.24%	0.12%	1.26%
Return on average equity (annualized)	3.56%	14.34%	1.51%	14.53%

Allowance for loan losses	$7,663,434	$6,397,012	$7,663,434	$6,397,012
Net charge-offs	$1,563,182	$391,840	$959,619	$213,595
Allowance for loan losses to total loans	1.37%	1.36%	1.37%	1.36%
Net charge-offs (annualized) to average total loans	0.39%	0.12%	0.68%	0.18%

Total nonperforming loans	$17,887,473	$549,714	$17,887,473	$549,714
Total other real estate owned	2,381,215	328,775	2,381,215	328,775
Total nonperforming assets	20,268,688	878,489	20,268,688	878,489
Nonperforming loans as a percent of total loans	3.20%	0.12%	3.20%	0.12%
Total nonperforming assets as a percent of total assets	3.01%	0.15%	3.01%	0.15%
Allowance for loan losses to nonperforming loans (coverage)	42.84%	1,163.70%	42.84%	1,163.70%

Interest rate spread	2.79%	3.74%	2.87%	3.64%
Net interest margin	3.21%	4.31%	3.10%	4.24%